Enact Holdings, Inc. Financial Supplement First Quarter 2026 GAAP/Non-GAAP Disclosure Discussion This document includes the non-GAAP financial measures entitled “adjusted operating income (loss),” “adjusted operating income (loss) per share," and “adjusted operating return on equity." Adjusted operating income (loss) per share is derived from adjusted operating income (loss). Enact Holdings, Inc. (the "Company") defines adjusted operating income (loss) as net income (loss) excluding the after-tax effects of net investment gains (losses), restructuring costs, gains (losses) on debt extinguishment and infrequent or unusual non-operating items. The Company excludes net investment gains (losses), gains (losses) on the extinguishment of debt and infrequent or unusual non-operating items because the Company does not consider them to be related to the operating performance of the Company. The recognition of realized investment gains or losses can vary significantly across periods as the activity is highly discretionary based on the timing of individual securities sales due to such factors as market opportunities or exposure management. Trends in the profitability of our fundamental operating activities can be more clearly identified without the fluctuations of these realized gains and losses. We do not view them to be indicative of our fundamental operating activities. Therefore, these items are excluded from our calculation of adjusted operating income. In addition, adjusted operating income (loss) per share is derived from adjusted operating income (loss) divided by shares outstanding. Adjusted operating return on equity is calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. While some of these items may be significant components of net income (loss) in accordance with U.S. GAAP, the Company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis and adjusted operating return on equity, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Company’s common stockholders or net income (loss) available to Company’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the Company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies. Adjustments to reconcile net income (loss) available to Company’s common stockholders to adjusted operating income (loss) assume a 21% tax rate. Page 2

Enact Holdings, Inc. Financial Supplement First Quarter 2026 2026 1Q 4Q 3Q 2Q 1Q Total REVENUES: Premiums $242,850 $245,742 $244,688 $245,289 $244,786 $980,505 Net investment income 70,906 68,621 68,611 65,884 63,037 266,153 Net investment gains (losses) (5,823) (2,856) (2,834) (7,343) (3,243) (16,276) Other income 4,136 1,199 990 1,060 2,196 5,445 Total revenues 312,069 312,706 311,455 304,890 306,776 1,235,827 LOSSES AND EXPENSES: Losses incurred 37,161 17,811 35,885 25,289 30,541 109,526 Acquisition and operating expenses, net of deferrals 47,037 57,134 50,500 50,598 50,094 208,326 Amortization of deferred acquisition costs and intangibles 2,123 2,211 2,344 2,205 2,429 9,189 Interest expense 12,368 12,465 12,897 12,296 12,291 49,949 Total losses and expenses 98,689 89,621 101,626 90,388 95,355 376,990 INCOME BEFORE INCOME TAXES 213,380 223,085 209,829 214,502 211,421 858,837 Provision for income taxes 45,608 45,924 46,332 46,694 45,643 184,593 NET INCOME $167,772 $177,161 $163,497 $167,808 $165,778 $674,244 Net investment (gains) losses $5,823 $2,856 $2,834 $7,343 $3,243 $16,276 Costs associated with reorganization 0 26 189 (24) 629 820 Taxes on adjustments (1,223) (605) (635) (1,537) (813) (3,590) Adjusted Operating Income $172,372 $179,438 $165,885 $173,590 $168,837 $687,750 Loss ratio (1) 15% 7% 15% 10% 12% 11 % Expense ratio (2) 20% 24% 22% 22% 21% 22 % Earnings per share data: Net income per share Basic $1.18 $1.23 $1.11 $1.12 $1.09 $4.54 Diluted $1.18 $1.22 $1.10 $1.11 $1.08 $4.52 Adjusted operating income per share Basic $1.22 $1.24 $1.13 $1.16 $1.11 $4.64 Diluted $1.21 $1.23 $1.12 $1.15 $1.10 $4.61 Weighted-average common shares outstanding Basic 141,595 144,290 147,434 149,940 151,831 148,373 Diluted 142,634 145,294 148,340 150,729 152,907 149,318 (2)The ratio of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs and intangibles to net earned premiums. Expenses associated with restructuring costs did not impact the expense ratio for the periods presented. 2025 (1)The ratio of losses incurred to net earned premiums. Consolidated Statements of Income (amounts in thousands, except per share amounts) Page 3

Enact Holdings, Inc. Financial Supplement First Quarter 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Assets Investments: Fixed maturity securities available-for-sale, at fair value $6,133,789 $6,050,542 $6,068,501 $5,896,818 $5,815,337 Short term investments 0 0 2,002 3,001 3,696 Total investments 6,133,789 6,050,542 6,070,503 5,899,819 5,819,033 Cash and cash equivalents 549,040 582,493 543,577 612,967 635,269 Accrued investment income 56,344 56,073 53,895 53,259 49,654 Deferred acquisition costs 22,177 22,232 22,521 22,910 23,322 Premiums receivable 47,398 46,130 48,648 44,091 46,451 Other assets 122,692 116,007 114,114 107,882 103,351 Deferred tax asset 30,562 19,989 23,185 32,545 44,440 Total assets $6,962,002 $6,893,466 $6,876,443 $6,773,473 $6,721,520 Liabilities and Shareholder's Interest Liabilities: Loss reserves $590,393 $572,470 $572,054 $551,940 $542,528 Unearned premiums 85,252 91,639 96,031 101,205 107,519 Other liabilities 197,956 129,695 146,958 153,447 208,667 Long-term borrowings 744,853 744,481 744,114 743,753 743,399 Total liabilities 1,618,454 1,538,285 1,559,157 1,550,345 1,602,113 Equity: Common stock 1,403 1,422 1,456 1,484 1,508 Additional paid-in capital 1,609,712 1,706,481 1,826,764 1,927,372 2,007,776 Accumulated other comprehensive income (82,711) (30,143) (41,785) (104,342) (152,482) Retained earnings 3,815,144 3,677,421 3,530,851 3,398,614 3,262,605 Total equity $5,343,548 $5,355,181 $5,317,286 $5,223,128 $5,119,407 Total liabilities and equity $6,962,002 $6,893,466 $6,876,443 $6,773,473 $6,721,520 Book value per share $38.09 $37.66 $36.53 $35.20 $33.96 Book value per share excluding accumulated other comprehensive income $38.68 $37.87 $36.82 $35.90 $34.97 U.S. GAAP ROE (1) 12.5% 13.3% 12.4% 13.0% 13.1 % Net investment (gains) losses 0.4% 0.2% 0.2% 0.6% 0.3 % Costs associated with reorganization 0.0% 0.0% 0.0% 0.0% 0.0% (Gains) losses on early extinguishment of debt 0.0% 0.0% 0.0% 0.0% 0.0 % Taxes on adjustments (0.1)% 0.0% 0.0% (0.1)% (0.1)% Adjusted Operating ROE(2) 12.9% 13.5% 12.6% 13.4% 13.4 % Debt to capital ratio 12% 12% 12% 12% 13% (2) Calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. (1) Calculated as annualized net income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. Consolidated Balance Sheets (amounts in thousands, except per share amounts) Page 4

Enact Holdings, Inc. Financial Supplement First Quarter 2026 Total Direct NIW % of NIW NIW % of NIW NIW % of NIW NIW % of NIW NIW % of NIW NIW % of NIW Product Primary $12,786 100% $14,386 100% $14,048 100% $13,254 100% $9,818 100% $51,506 100 % Pool 0 - % 0 - % 0 - % 0 - % 0 - % 0 - % Total $12,786 100% $14,386 100% $14,048 100% $13,254 100% $9,818 100% $51,506 100 % Primary Only Origination Purchase $9,783 77% $11,698 81% $13,020 93% $12,335 93% $9,139 93% $46,192 90 % Refinance 3,003 23% 2,688 19% 1,028 7% 919 7% 679 7% 5,314 10 % Total Primary $12,786 100% $14,386 100% $14,048 100% $13,254 100% $9,818 100% $51,506 100 % Payment Type Monthly $12,322 96% $13,836 96% $13,567 97% $12,688 96% $9,229 94% $49,320 96 % Single 447 4% 525 4% 461 3% 554 4% 576 6% 2,116 4 % Other(1) 17 - % 25 - % 20 - % 12 - % 13 - % 70 - % Total Primary $12,786 100% $14,386 100% $14,048 100% $13,254 100% $9,818 100% $51,506 100 % FICO Scores Over 760 $6,640 52% $7,410 51% $7,097 50% $6,843 52% $4,989 51% $26,339 51% 740 - 759 2,197 17% 2,401 17% 2,326 17% 2,160 16% 1,590 16% 8,477 16% 720 - 739 1,446 11% 1,658 11% 1,689 12% 1,651 12% 1,280 13% 6,278 12% 700 - 719 1,107 9% 1,246 9% 1,237 9% 1,146 9% 894 9% 4,523 9% 680 - 699 741 6% 818 6% 855 6% 746 6% 548 6% 2,967 6% 660 - 679(2) 407 3% 507 3% 498 3% 411 3% 313 3% 1,729 3% 640 - 659 164 1% 250 2% 228 2% 212 1% 145 1% 835 2% 620 - 639 80 1% 92 1% 112 1% 80 1% 51 1% 335 1% <620 4 - % 4 - % 6 - % 5 - % 8 - % 23 - % Total Primary $12,786 100% $14,386 100% $14,048 100% $13,254 100% $9,818 100% $51,506 100 % Weighted Avg FICO 752 753 752 754 753 753 Loan-To-Value Ratio 95.01% and above $2,255 18% $2,422 17% $2,524 18% $2,615 20% $2,019 21% $9,580 19% 90.01% to 95.00% 4,645 36% 5,200 36% 5,214 37% 4,850 37% 3,571 36% 18,835 36% 85.01% to 90.00% 3,878 30% 4,377 30% 4,226 30% 3,919 29% 2,913 30% 15,435 30% 85.00% and below 2,008 16% 2,387 17% 2,084 15% 1,870 14% 1,315 13% 7,656 15 % Total Primary $12,786 100% $14,386 100% $14,048 100% $13,254 100% $9,818 100% $51,506 100 % Weighted Avg LTV 92% 92% 92% 93% 93% 92 % Debt-To-Income Ratio 45.01% and above $3,530 28% $4,041 28% $4,416 32% $3,877 29% $2,852 29% $15,186 30% 38.01% to 45.00% 4,516 35% 5,251 37% 5,081 36% 4,747 36% 3,591 37% 18,670 36% 38.00% and below 4,740 37% 5,094 35% 4,551 32% 4,630 35% 3,375 34% 17,650 34 % Total Primary $12,786 100% $14,386 100% $14,048 100% $13,254 100% $9,818 100% $51,506 100 % Weighted Avg DTI 39% 40% 40% 40% 40% 40 % Avg loan size (thousands) $396 $389 $381 $380 $378 $382 (2)Loans with unknown FICO scores are included in the 660-679 category. (1)Includes loans with annual and split payment types. Direct New Insurance Written Metrics (amounts in millions) 3Q Total1Q2Q 2025 4Q1Q 2026 Page 5

Enact Holdings, Inc. Financial Supplement First Quarter 2026 Total Direct IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF Product Primary $272,475 100% $273,147 100% $272,349 100% $269,754 100% $268,366 100 % Pool 317 - % 331 - % 342 - % 355 - % 367 - % Total $272,792 100% $273,478 100% $272,691 100% $270,109 100% $268,733 100 % Primary Only Origination Purchase $248,108 91% $249,902 91% $250,002 92% $246,701 91% $244,409 91 % Refinance 24,367 9% 23,245 9% 22,347 8% 23,053 9% 23,957 9 % Total Primary $272,475 100% $273,147 100% $272,349 100% $269,754 100% $268,366 100 % Payment Type Monthly $247,652 91% $247,776 91% $246,528 90% $243,382 90% $241,572 90 % Single 23,341 9% 23,844 9% 24,256 9% 24,749 9% 25,108 9 % Other(1) 1,482 - % 1,527 - % 1,565 1% 1,623 1% 1,686 1 % Total Primary $272,475 100% $273,147 100% $272,349 100% $269,754 100% $268,366 100 % Book Year 2008 and prior $4,090 1% $4,219 2% $4,372 2% $4,535 2% $4,706 2% 2009-2018 9,745 4% 10,420 3% 11,089 3% 11,844 4% 12,727 5% 2019 9,004 3% 9,539 4% 9,993 4% 10,446 4% 10,966 4% 2020 26,457 10% 28,074 10% 29,735 11% 31,497 12% 33,268 12% 2021 43,642 16% 45,945 17% 48,447 18% 51,345 19% 54,493 20% 2022 44,323 16% 46,173 17% 47,952 18% 49,640 18% 51,444 19% 2023 36,203 13% 38,250 14% 40,694 15% 42,204 16% 43,938 16% 2024 39,904 15% 42,043 15% 44,401 16% 45,708 17% 47,107 18% 2025 46,414 17% 48,484 18% 35,666 13% 22,535 8% 9,717 4% 2026 12,693 5 % Total Primary $272,475 100% $273,147 100% $272,349 100% $269,754 100% $268,366 100% (1)Includes loans with annual and split payment types. 4Q 3Q1Q Direct Insurance In-Force (IIF) Metrics Excludes run-off business, which is immaterial to our results (amounts in millions) 1Q 2025 2Q 2026 Page 6

Enact Holdings, Inc. Financial Supplement First Quarter 2026 IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF FICO Scores Over 760 $120,104 44% $120,093 44% $119,234 44% $117,403 44% $115,914 43% 740 - 759 44,933 16% 44,898 16% 44,675 16% 44,191 16% 43,924 17% 720 - 739 37,668 14% 37,897 14% 37,955 14% 37,725 14% 37,643 14% 700 - 719 29,323 11% 29,486 11% 29,567 11% 29,524 11% 29,629 11% 680 - 699 20,630 8% 20,773 8% 20,886 8% 20,910 8% 21,082 8% 660 - 679(1) 11,016 4% 11,091 4% 11,079 4% 11,040 4% 11,126 4% 640 - 659 5,909 2% 5,988 2% 6,001 2% 6,018 2% 6,068 2% 620 - 639 2,381 1% 2,398 1% 2,414 1% 2,395 1% 2,419 1% <620 511 - % 523 - % 538 - % 548 - % 561 - % Total Primary $272,475 100% $273,147 100% $272,349 100% $269,754 100% $268,366 100 % Weighted Avg FICO 746 746 746 746 745 Loan-To-Value Ratio 95.01% and above $54,887 20% $54,221 20% $53,522 20% $52,438 20% $51,280 19% 90.01% to 95.00% 114,298 42% 114,315 42% 113,852 42% 112,683 42% 112,086 42% 85.01% to 90.00% 77,424 28% 78,746 29% 79,390 29% 79,237 29% 79,332 29% 85.00% and below 25,866 10% 25,865 9% 25,585 9% 25,396 9% 25,668 10 % Total Primary $272,475 100% $273,147 100% $272,349 100% $269,754 100% $268,366 100 % Weighted Avg LTV 93% 93% 93% 93% 93 % Debt-To-Income Ratio 45.01% and above $65,792 24% $65,275 24% $64,258 24% $62,216 23% $60,714 23% 38.01% to 45.00% 99,527 37% 99,748 36% 99,259 36% 98,136 36% 97,492 36% 38.00% and below 107,156 39% 108,124 40% 108,832 40% 109,402 41% 110,160 41 % Total Primary $272,475 100% $273,147 100% $272,349 100% $269,754 100% $268,366 100 % Weighted Avg DTI 39% 39% 39% 39% 39 % Primary persistency rate 80% 80% 83% 82% 84 % Avg loan size (thousands) $289 $287 $286 $283 $281 (1)Loans with unknown FICO scores are included in the 660-679 category. 4Q1Q Direct Insurance In-Force (IIF) Metrics Excludes run-off business, which is immaterial to our results (amounts in millions) 1Q2Q 2025 3Q 2026 Page 7

Enact Holdings, Inc. Financial Supplement First Quarter 2026 Total Direct RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF Product Primary $71,245 100% $71,363 100% $71,144 100% $70,401 100% $69,937 100 % Pool 49 - % 51 - % 52 - % 54 - % 55 - % Total $71,294 100% $71,414 100% $71,196 100% $70,455 100% $69,992 100 % Primary Only Origination Purchase $65,562 92% $65,890 92% $65,825 93% $64,901 92% $64,228 92 % Refinance 5,683 8% 5,473 8% 5,319 7% 5,500 8% 5,709 8 % Total Primary $71,245 100% $71,363 100% $71,144 100% $70,401 100% $69,937 100 % Payment Type Monthly $65,830 92% $65,836 92% $65,527 92% $64,676 92% $64,113 92 % Single 5,034 7% 5,135 7% 5,217 7% 5,311 7% 5,395 8 % Other(1) 381 1% 392 1% 400 1% 414 1% 429 - % Total Primary $71,245 100% $71,363 100% $71,144 100% $70,401 100% $69,937 100 % Book Year 2008 and prior $1,058 2% $1,092 2% $1,131 2% $1,173 2% $1,217 2% 2009-2018 2,512 4% 2,690 3% 2,865 4% 3,063 5% 3,300 5% 2019 2,361 3% 2,499 4% 2,615 4% 2,732 4% 2,867 4% 2020 7,312 10% 7,739 11% 8,178 11% 8,646 12% 9,119 13% 2021 11,906 17% 12,482 17% 13,072 18% 13,732 19% 14,427 21% 2022 11,477 16% 11,884 17% 12,289 17% 12,681 18% 13,102 19% 2023 9,450 13% 9,967 14% 10,590 15% 10,968 15% 11,403 16% 2024 10,277 14% 10,812 15% 11,401 16% 11,720 17% 12,070 17% 2025 11,694 16% 12,198 17% 9,003 13% 5,686 8% 2,432 3% 2026 3,198 5 % Total Primary $71,245 100% $71,363 100% $71,144 100% $70,401 100% $69,937 100% (1)Includes loans with annual and split payment types. Direct Risk In-Force (RIF) Metrics Excludes run-off business, which is immaterial to our results (amounts in millions) 1Q2Q4Q 3Q 2025 1Q 2026 Page 8

Enact Holdings, Inc. Financial Supplement First Quarter 2026 RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF FICO Scores Over 760 $31,204 44% $31,186 44% $30,991 44% $30,502 43% $30,093 43% 740 - 759 11,783 16% 11,765 16% 11,709 16% 11,579 17% 11,493 17% 720 - 739 9,994 14% 10,049 14% 10,058 14% 9,983 14% 9,939 14% 700 - 719 7,697 11% 7,727 11% 7,728 11% 7,701 11% 7,711 11% 680 - 699 5,382 8% 5,412 8% 5,432 8% 5,432 8% 5,464 8% 660 - 679(1) 2,900 4% 2,913 4% 2,906 4% 2,886 4% 2,901 4% 640 - 659 1,545 2% 1,564 2% 1,564 2% 1,565 2% 1,574 2% 620 - 639 611 1% 615 1% 619 1% 614 1% 619 1% <620 129 - % 132 - % 137 - % 139 - % 143 - % Total Primary $71,245 100% $71,363 100% $71,144 100% $70,401 100% $69,937 100 % Loan-To-Value Ratio 95.01% and above $15,841 22% $15,608 22% $15,374 22% $15,034 21% $14,682 21% 90.01% to 95.00% 33,260 47% 33,260 47% 33,121 47% 32,770 47% 32,597 47% 85.01% to 90.00% 19,065 27% 19,410 27% 19,589 27% 19,558 28% 19,583 28% 85.00% and below 3,079 4% 3,085 4% 3,060 4% 3,039 4% 3,075 4 % Total Primary $71,245 100% $71,363 100% $71,144 100% $70,401 100% $69,937 100 % Debt-To-Income Ratio 45.01% and above $17,299 24% $17,150 24% $16,876 24% $16,325 23% $15,910 23% 38.01% to 45.00% 25,857 36% 25,893 36% 25,765 36% 25,463 36% 25,273 36% 38.00% and below 28,089 40% 28,320 40% 28,503 40% 28,613 41% 28,754 41 % Total Primary $71,245 100% $71,363 100% $71,144 100% $70,401 100% $69,937 100% (1)Loans with unknown FICO scores are included in the 660-679 category. 4Q Direct Risk In-Force (RIF) Metrics Excludes run-off business, which is immaterial to our results (amounts in millions) 1Q2Q 2025 3Q1Q 2026 Page 9

Enact Holdings, Inc. Financial Supplement First Quarter 2026 2026 1Q 4Q 3Q 2Q 1Q Beginning Number of Primary Delinquencies 24,885 23,382 22,118 22,349 23,566 New delinquencies 13,559 13,679 12,998 11,567 12,237 Delinquency cures (13,477) (11,883) (11,467) (11,574) (13,263) Paid claims (280) (287) (253) (218) (179) Rescissions and claim denials (17) (6) (14) (6) (12) Ending Number of Primary Delinquencies 24,670 24,885 23,382 22,118 22,349 Primary Policies in Force (count) 943,892 950,670 953,657 952,795 955,210 Primary delinquency rate 2.61% 2.62% 2.45% 2.32% 2.34 % Incurred Losses: Direct primary case(1) $36,876 $10,644 $34,134 $23,375 $27,237 All other(1) 285 7,167 1,751 1,914 3,304 Total Incurred Losses $37,161 $17,811 $35,885 $25,289 $30,541 Direct Primary Case Incurred Losses(2) Current quarter delinquencies(3) $76,280 $76,006 $79,219 $69,605 $74,627 Development of current quarter delinquencies (4) 0 0 0 0 0 Prior period development and other (39,404) (65,362) (45,085) (46,230) (47,390) Direct Primary Case Incurred Losses $36,876 $10,644 $34,134 $23,375 $27,237 Reserves: Direct primary case(1) $532,306 $515,126 $520,181 $499,774 $489,329 All other(1) 58,087 57,344 51,873 52,166 53,199 Total Reserves $590,393 $572,470 $572,054 $551,940 $542,528 Beginning Direct Primary Case Reserves $515,126 $520,181 $499,774 $489,329 $472,110 Paid claims (19,696) (15,699) (13,727) (12,930) (10,018) Change in reserves 36,876 10,644 34,134 23,375 27,237 Ending Direct Primary Case Reserves $532,306 $515,126 $520,181 $499,774 $489,329 Average Reserve Per Primary Delinquency (5) $21.6 $20.7 $22.2 $22.6 $21.9 Average Direct Primary Paid Claim (6) $70.3 $54.7 $54.3 $59.3 $56.0 (6) Average direct primary paid claim is calculated by dividing paid claims on direct primary case reserves by the number of paid claims for the quarter. Average paid claims in 4Q25 and 3Q25 include payments in relation to agreements on non-performing loans. (2) Provides additional breakdown of incurred losses, which includes the impact of new delinquencies within each quarterly period reported. We believe providing loss information in this manner allows transparency and consistency for investors to understand performance. (3) Defaulted loans with most recent delinquency notice in the quarter indicated. (1) Direct primary case excludes loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves. (4) Development of current quarter delinquencies within the current quarter. This includes reserve impact from current period delinquencies that cure in the period and reserve development from the date of delinquency to quarter end. Delinquency Metrics Primary metrics exclude run-off business, which is immaterial to our results (dollar amounts in thousands) 2025 (5) Direct primary case reserves divided by primary delinquency count. Page 10

Enact Holdings, Inc. Financial Supplement First Quarter 2026 Percentage Reserved by Payment Status Delinquencies Case Reserves Risk In- Force Reserves as % of RIF Delinquencies Case Reserves Risk In- Force Reserves as % of RIF Delinquencies Case Reserves Risk In- Force Reserves as % of RIF 3 payments or less in default 11,917 $100 $839 12% 12,647 $104 $867 12% 10,646 $102 $714 14% 4 - 11 payments in default 8,961 215 685 31% 8,591 206 641 32% 8,420 210 618 34% 12 payments or more in default 3,792 217 286 76% 3,647 205 270 76% 3,283 177 225 79 % Total 24,670 $532 $1,810 29% 24,885 $515 $1,778 29% 22,349 $489 $1,557 31 % March 31, 2026 Missed Payment Status Tables - Direct Primary Excludes run-off business, which is immaterial to our results (dollar amounts in millions) December 31, 2025 March 31, 2025 Page 11

Enact Holdings, Inc. Financial Supplement First Quarter 2026 Top 10 States % RIF % Case Reserves (1) Delq Rate Top 10 MSAs / Metro Divisions % RIF % Case Reserves (1) Delq Rate Book Year RIF & Losses % RIF % Case Reserves (1) Delq Rate Cum Delq Rate (2) California 12% 13% 2.90% Phoenix, AZ MSA 3% 3% 3.01% Texas 9% 9% 2.84% Chicago-Naperville, IL MD 3% 4% 3.31% 2008 and prior 2% 7% 7.68% 5.54% Florida (3) 9% 14% 3.41% Atlanta, GA MSA 3% 3% 3.56% 2009-2018 4% 9% 5.02% 0.62% New York (3) 5% 8% 3.31% Dallas, TX MD 2% 2% 2.43% 2019 3% 5% 3.39% 0.80% Illinois (3) 4% 5% 3.16% Houston, TX MSA 2% 3% 3.46% 2020 10% 10% 2.44% 0.88% Arizona 4% 4% 2.87% New York, NY MD 2% 5% 3.78% 2021 17% 18% 2.64% 1.48% Michigan 4% 3% 2.36% Washington-Arlington, DC MD 2% 2% 2.53% 2022 16% 23% 3.09% 2.50% Georgia 3% 4% 3.25% Riverside-San Bernardino, CA MSA 2% 3% 3.62% 2023 13% 17% 3.03% 2.38% North Carolina 3% 2% 2.10% Los Angeles-Long Beach, CA MD 2% 3% 3.51% 2024 14% 9% 1.95% 1.66% Pennsylvania 3% 3% 2.30% Denver-Aurora-Lakewood, CO MSA 2% 1% 2.02% 2025 16% 2% 0.54% 0.50% All Other States (4) 44% 35% 2.28% All Other MSAs/MDs 77% 71% 2.48% 2026 5% 0% 0.02% 0.02% Total 100% 100% 2.61% Total 100% 100% 2.61% Total 100% 100% 2.61% 4.11% Top 10 States % RIF % Case Reserves (1) Delq Rate Top 10 MSAs / Metro Divisions % RIF % Case Reserves (1) Delq Rate Book Year RIF & Losses % RIF % Case Reserves (1) Delq Rate Cum Delq Rate (2) California 12% 13% 2.84% Phoenix, AZ MSA 3% 3% 2.85% Texas 9% 9% 2.81% Chicago-Naperville, IL MD 3% 4% 3.31% 2008 and prior 2% 8% 7.96% 5.55% Florida (3) 8% 13% 3.35% Atlanta, GA MSA 3% 3% 3.59% 2009-2017 2% 7% 5.08% 0.59% New York (3) 5% 9% 3.38% Dallas, TX MD 2% 2% 2.49% 2018 1% 4% 5.31% 0.95% Illinois (3) 4% 5% 3.15% Houston, TX MSA 2% 3% 3.54% 2019 4% 5% 3.45% 0.84% Arizona 4% 4% 2.78% New York, NY MD 2% 5% 3.70% 2020 11% 11% 2.41% 0.91% Michigan 4% 3% 2.33% Washington-Arlington, DC MD 2% 2% 2.62% 2021 17% 19% 2.63% 1.52% Georgia 3% 4% 3.33% Riverside-San Bernardino, CA MSA 2% 3% 3.53% 2022 17% 22% 2.98% 2.45% North Carolina 3% 2% 2.07% Los Angeles-Long Beach, CA MD 2% 3% 3.26% 2023 14% 15% 2.75% 2.23% Pennsylvania 3% 3% 2.29% Denver-Aurora-Lakewood, CO MSA 2% 1% 1.85% 2024 15% 8% 1.73% 1.52% All Other States (4) 45% 35% 2.32% All Other MSAs/MDs 77% 71% 2.49% 2025 17% 1% 0.32% 0.30% Total 100% 100% 2.62% Total 100% 100% 2.62% Total 100% 100% 2.62% 4.13% Top 10 States % RIF % Case Reserves (1) Delq Rate Top 10 MSAs / Metro Divisions % RIF % Case Reserves (1) Delq Rate Book Year RIF & Losses % RIF % Case Reserves (1) Delq Rate Cum Delq Rate (2) California 12% 12% 2.56% Phoenix, AZ MSA 3% 3% 2.36% Texas 9% 9% 2.49% Chicago-Naperville, IL MD 3% 4% 3.21% 2008 and prior 2% 10% 7.91% 5.55% Florida (3) 8% 12% 3.28% Atlanta, GA MSA 3% 3% 3.13% 2009-2017 3% 9% 4.61% 0.62% New York (3) 5% 10% 3.09% New York, NY MD 2% 6% 3.56% 2018 2% 4% 4.57% 0.93% Illinois (3) 4% 6% 2.90% Houston, TX MSA 2% 3% 3.15% 2019 4% 7% 3.13% 0.83% Arizona 4% 3% 2.26% Dallas, TX MD 2% 2% 2.18% 2020 13% 13% 2.08% 0.89% Michigan 4% 3% 1.97% Washington-Arlington, DC MD 2% 2% 2.06% 2021 21% 21% 2.17% 1.41% Georgia 3% 4% 2.89% Riverside-San Bernardino, CA MSA 2% 3% 3.36% 2022 19% 21% 2.43% 2.10% North Carolina 3% 2% 1.90% Los Angeles-Long Beach, CA MD 2% 3% 3.17% 2023 16% 12% 1.84% 1.62% Pennsylvania 3% 3% 2.15% Denver-Aurora-Lakewood, CO MSA 2% 1% 1.53% 2024 17% 3% 0.67% 0.63% All Other States (4) 45% 36% 2.04% All Other MSAs/MDs 77% 70% 2.22% 2025 3% 0% 0.02% 0.02% Total 100% 100% 2.34% Total 100% 100% 2.34% Total 100% 100% 2.34% 4.14% (1) Direct primary case reserves exclude pool, loss adjustment expenses, incurred but not reported and reinsurance reserves. (2) Calculated as the sum of the number of policies where claims were ever paid to date and number of policies for loans currently in default divided by policies ever in-force. (3) Jurisdiction predominantly uses a judicial foreclosure process, which generally increases the amount of time it takes for a foreclosure to be completed. (4) Includes the District of Columbia. Delinquency Performance - Direct Primary Excludes run-off business, which is immaterial to our results March 31, 2026 March 31, 2025 December 31, 2025 Page 12

Enact Holdings, Inc. Financial Supplement First Quarter 2026 Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Fixed Maturity Securities: U.S. treasuries $268,722 4% $257,307 4% $270,865 4% $264,981 4% $289,008 5 % Municipals 469,832 8% 478,972 8% 486,893 8% 479,355 8% 476,141 8 % Non-U.S. government 179,543 3% 185,462 3% 179,399 3% 154,536 3% 113,153 2 % U.S. corporate 2,823,996 46% 2,810,727 46% 2,872,978 48% 2,851,475 48% 2,900,205 50 % Non-U.S. corporate 816,324 13% 783,056 13% 807,524 13% 783,184 14% 768,953 13 % Residential MBS 341,484 6% 349,333 6% 292,768 5% 261,415 4% 111,683 2 % Commercial MBS 198,632 3% 129,562 2% 81,112 1% 48,809 1% 20,702 - % Other asset-backed 1,035,256 17% 1,056,123 18% 1,076,962 18% 1,053,063 18% 1,135,492 20 % Total available-for-sale fixed maturity securities $6,133,789 100% $6,050,542 100% $6,068,501 100% $5,896,818 100% $5,815,337 100 % Fixed Maturity Securities - Credit Quality NRSRO(1) Designation AAA $475,177 8% $461,258 8% $498,423 8% $512,069 9% $600,780 10 % AA 1,758,124 29% 1,710,290 28% 1,595,710 26% 1,519,953 26% 1,362,190 24 % A 1,856,835 30% 1,816,789 30% 1,814,132 30% 1,730,742 29% 1,704,440 29 % BBB 1,971,200 32% 1,985,084 33% 2,086,540 35% 2,046,515 35% 2,078,180 36 % BB & Lower 72,453 1% 77,121 1% 73,696 1% 87,539 1% 69,747 1 % Total fixed maturity securities $6,133,789 100% $6,050,542 100% $6,068,501 100% $5,896,818 100% $5,815,337 100 % Average duration 4.9 4.7 4.6 4.5 4.3 Average book yield 4.5% 4.4% 4.3% 4.2% 4.1% (1)Nationally Recognized Statistical Rating Organizations. December 31, 2025 September 30, 2025 Composition of Consolidated Investments at Fair Value (amounts in thousands) March 31, 2025June 30, 2025March 31, 2026 Page 13

Enact Holdings, Inc. Financial Supplement First Quarter 2026 2021-2 ILN 2021-3 ILN 2023-1 ILN 2021 XOL 2022-1 XOL 2022-2 XOL 2022-3 XOL 2022-4 XOL 2022-5 XOL 2023-1 XOL 2024-1 XOL 2024-2 XOL 2025-1 XOL 2025-2 XOL 2026-1 XOL 2026-2 XOL 2023-1 QSR 2024-1 QSR 2025-1 QSR 2026-1 QSR 9/20-12/20 1/21-6/21 7/22-6/23 Full Year 2021 Full Year 2022 Full Year 2022 7/21-12/21 7/21-12/21 1/22-6/22 Full Year 2023 Full Year 2024 7/23-12/23 Full Year 2025 Full Year 2025 Full Year 2026 Full Year 2026 Full Year 2023 Full Year 2024 Full Year 2025 Full Year 2026 At Closing Initial Risk In-Force $8,384 $12,141 $7,288 $22,373 $15,400 $15,400 $10,550 $10,550 $8,547 $11,991 $12,062 $5,349 $11,873 $11,873 $3,121 $3,121 $11,991 $12,062 $11,873 $3,121 Initial Reinsurance Amount / Ceded RIF (2) $303 $372 $248 $206 $196 $25 $289 $36 $201 $180 $270 $90 $180 $28 $44 $6 $1,934 $2,560 $3,223 $843 Initial First Loss Retention Layer $189 $304 $244 $671 $462 $385 $317 $264 $256 $360 $362 $134 $354 $294 $89 $73 n/a n/a n/a n/a Initial Attachment % (3) 2.25% 2.50% 3.35% 3.00% 3.00% 2.50% 3.00% 2.50% 3.00% 3.00% 3.00% 2.50% 2.98% 2.48% 2.85% 2.35% n/a n/a n/a n/a Initial Detachment % (3) 7.00% 6.75% 6.75% 7.00% 6.99% 3.00% 7.00% 3.00% 7.00% 6.57% 6.50% 6.50% 6.23% 2.98% 6.10% 2.85% n/a n/a n/a n/a % Of Covered Loss Tier Reinsured 76.00% 72.00% 100.00% 23.00% 31.92% 31.92% 68.45% 68.45% 58.80% 42.00% 63.96% 41.88% 46.57% 46.58% 43.03% 35.27% 16.13% 21.23% 27.15% 27.00% Commencement Date 04/16/21 09/02/21 11/15/23 01/01/21 01/01/22 01/01/22 03/01/22 03/01/22 09/01/22 01/01/23 01/01/24 06/01/24 01/01/25 01/01/25 01/01/26 01/01/26 04/01/23 01/01/24 01/01/25 01/01/26 Termination Date 10/25/33 02/25/34 11/25/33 12/31/31 12/31/32 12/31/32 12/31/31 12/31/31 12/31/32 12/31/33 12/31/34 06/30/34 12/31/35 12/31/35 12/31/36 12/31/36 04/01/34 12/31/34 12/31/35 12/31/36 Optional Call Date 04/25/28 08/25/28 11/27/28 06/30/28 12/31/29 12/31/29 12/31/28 12/31/28 01/01/30 12/31/30 12/31/31 06/30/29 12/31/30 12/31/30 12/31/31 12/31/31 12/31/26 12/31/27 12/31/27 12/31/28 Clean-Up Call 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% n/a n/a n/a n/a As of March 31, 2026 Current Risk In-Force $3,136 $5,386 $5,548 $11,803 $11,131 $11,131 $6,235 $6,235 $5,964 $8,752 $10,036 $3,651 $11,381 $11,381 $3,121 $3,121 $8,752 $10,036 $11,381 $3,121 Current Reinsured Amount / Ceded RIF (2) $57 $88 $167 $49 $133 $25 $109 $36 $130 $141 $270 $64 $180 $28 $44 $6 $1,411 $2,130 $3,090 $843 PMIERs Required Asset Credit (4) $30 $63 $158 $47 $128 $24 $105 $35 $125 $136 $260 $62 $173 $27 $42 $5 $106 $161 $204 $53 Current Attachment % (3) 5.92% 5.52% 4.24% 5.54% 3.86% 3.17% 4.92% 4.07% 3.98% 3.96% 3.57% 3.60% 3.11% 2.59% 2.85% 2.35% n/a n/a n/a n/a Current Detachment % (3) 8.31% 7.80% 7.25% 7.34% 7.61% 3.86% 7.48% 4.92% 7.69% 7.81% 7.77% 7.81% 6.50% 3.11% 6.10% 2.85% n/a n/a n/a n/a Enact Claims Paid $3 $6 $9 $17 $33 $33 $10 $10 $19 $13 $4 $2 $0 $0 $0 $0 $2 $1 $0 $0 Incurred Losses Ever To Date (5) $26 $47 $95 $114 $149 $149 $62 $62 $79 $93 $50 $31 $10 $10 $0 $0 $15 $11 $3 $0 Remaining First Loss Retention Layer $186 $297 $235 $654 $429 $352 $307 $254 $237 $347 $358 $131 $354 $294 $89 $73 n/a n/a n/a n/a Reinsurer Claims Paid $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 Third Party Ceded Reinsurance Transaction Summary (amounts in millions) (1) Excess of loss (XOL) and quota share (QSR) transactions are with panels of U.S. and global reinsurers. (2) The initial reinsurance amount for insurance linked notes and excess of loss reinsurance reflects the total loss coverage; Ceded RIF reflects the RIF associated with quota share reinsurance which is subject to annual and life loss ratio limits. (3) Attachment % and detachment % are the aggregate loss amounts as a percentage of risk in force at which the reinsurer begins and stops paying claims under the policy. (4) Current PMIERs required asset credit considers the counterparty credit haircut. (5) Incurred losses ever to date shown does not include IBNR or loss adjustment expenses. Definitions: CRT = Credit Risk Transfer; RIF = Risk In Force; XOL = Excess Of Loss; ILN = Insurance Linked Note; QSR = Quota Share Reinsurance - Excess of Loss (1) Reinsurance - Quota Share (1)Insurance Linked Notes Page 14

Enact Holdings, Inc. Financial Supplement First Quarter 2026 1Q 4Q 3Q 2Q 1Q COMBINED(1) STAT: Statutory policyholders' surplus $785 $806 $823 $821 $815 Contingency reserves 4,551 4,513 4,471 4,425 4,381 Combined statutory capital $5,336 $5,319 $5,294 $5,246 $5,196 Adjusted RIF(2) $53,382 $53,893 $54,353 $54,408 $54,569 Combined risk-to-capital ratio ("RTC") 10.0 10.1 10.3 10.4 10.5 EMICO(3) STAT: Statutory policyholders' surplus $746 $768 $785 $783 $777 Contingency reserves 4,535 4,498 4,457 4,412 4,370 EMICO statutory capital $5,281 $5,266 $5,242 $5,195 $5,147 Adjusted RIF(2) $52,686 $53,206 $53,685 $53,763 $53,951 EMICO risk-to-capital ratio 10.0 10.1 10.2 10.3 10.5 PMIERs Available Assets(3) $5,016 $5,015 $4,974 $4,992 $4,999 PMIERs Minimum Required Assets ($3,097) ($3,096) ($3,070) ($3,031) ($3,033) Available Assets Above PMIERs Requirements(3) $1,919 $1,919 $1,904 $1,961 $1,966 PMIERs Sufficiency Ratio(4) 162% 162% 162% 165% 165% (4) The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing. 2025 Capital & PMIERs (dollar amounts in millions) (3) Estimated statutory capital of Enact Mortgage Insurance Corporation (EMICO), the company's primary U.S. mortgage insurance subsidiary. (1) Reflects estimated combined statutory capital position of our mortgage insurance subsidiaries. (2) Adjusted RIF for purposes of calculating statutory RTC differs from RIF presented elsewhere in this financial supplement. In accordance with North Carolina Department of Insurance requirements, adjusted RIF excludes delinquent policies. 2026 Page 15